FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 23, 1997
                        --------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc.
                        --------------------------------
                          (Exact name of registrant as
                            specified in its charter)




        0-18294                     California                 94-3087630
        -------                     ----------                 ----------
     (Registration                (State or Other            (IRS Employer
         File                     Jurisdiction of            Identification
        Number)                   Incorporation)                 Number)






           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                    (800) 347-6707 Watts line for all states

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) The Registrant was organized to acquire, hold for investment, manage, and ultimately sell income-producing real properties and investments in securities. In the normal course of its business, the registrant sold the Arlington (N. Little School Road), Texas Stop N Go Store; the San Antonio (Babcock Road), Texas Stop N Go Store; the Fontana, California Circle K Store; the Placentia, California Circle K Store; the Marietta, Georgia Circle K Store; the Fort Worth, Texas Stop N Go Store; the Grand Prairie, Texas Stop N Go Store; and the San Antonio (Fredericksburg Blvd.), Texas Stop N Go Store on December 23, 1997.

TERMS OF ORIGINAL ACQUISITION

On November 30, 1989 the Registrant acquired Stop N Go Store #1332 in Arlington (N. Little School Road), Texas for $962,000 including acquisition fees and other miscellaneous closing costs; Stop N Go Store #1386 in San Antonio (Babcock
Road), Texas for $975,000 including acquisition fees and other miscellaneous closing costs; Circle K Store (originally Stop N Go Store #2065) in Fontana, California for $955,000 including acquisition fees and other miscellaneous closing costs; Circle K Store (originally Stop N Go Store #2375) in Placentia, California for $975,000 including acquisition fees and other miscellaneous closing costs; Circle K Store (originally Stop N Go Store #2406) in Marietta, Georgia for $1,211,000 including acquisition fees and other miscellaneous closing costs; Stop N Go Store #285 in Fort Worth, Texas for $851,000 including acquisition fees and other miscellaneous closing costs; Stop N Go Store #308 in Grand Prairie, Texas for $824,000 including acquisition fees and other miscellaneous closing costs; and Stop N Go Store #328 in San Antonio (Fredericksburg Blvd.), Texas for $959,000 including acquisition fees and other miscellaneous closing costs.

TERMS OF DISPOSITION AND FINANCING

The Registrant sold the sold the Arlington (N. Little School Road), Texas Stop N Go Store; the San Antonio (Babcock Road), Texas Stop N Go Store; the Fontana, California Circle K Store; the Placentia, California Circle K Store; the Marietta, Georgia Circle K Store; the Fort Worth, Texas Stop N Go Store; the Grand Prairie, Texas Stop N Go Store; and the San Antonio (Fredericksburg Blvd.), Texas Stop N Go Store on December 23, 1997. The net sales prices were $991,000, $841,000, $1,417,000, $1,417,000, $1,228,000, $636,000, $1,004,000 and
$834,000, respectively. After payment of expenses of sale, the proceeds to the Registrant were $934,000, $792,000, $1,342,000, $1,341,000, $1,160,000,
$594,000, $945,000 and $785,000, respectively.

CARRYING AMOUNT AT DATE OF SALE

For the Arlington (N. Little School Road), Texas Stop N Go Store, at the date of sale, the carrying amount of the land and improvements approximated $899,000 (including $39,000 deferred lease income receivable) and $869,000 on a book basis and tax basis, respectively.

For the San Antonio (Babcock Road), Texas Stop N Go Store, at the date of sale, the carrying amount of the land and improvements approximated $922,000 (including $50,000 deferred lease income receivable) and $882,000 on a book basis and tax basis, respectively.

For the Fontana, California Circle K Store, at the date of sale, the carrying amount of the land and improvements approximated $890,000 (including $56,000 deferred lease income receivable) and $845,000 on a book basis and tax basis, respectively.

For the Placentia, California Circle K Store, at the date of sale, the carrying amount of the land and improvements approximated $917,000 (including $56,000 deferred lease income receivable) and $871,000 on a book basis and tax basis, respectively.

For the Marietta, Georgia Circle K Store, at the date of sale, the carrying amount of the land and improvements approximated $1,169,000 (including $73,000 deferred lease income receivable) and $1,107,000 on a book basis and tax basis, respectively.

For the Fort Worth, Texas Stop N Go Store, at the date of sale, the carrying amount of the land and improvements approximated $790,000 (including $38,000 deferred lease income receivable) and $762,000 on a book basis and tax basis, respectively.

For the Grand Prairie, Texas Stop N Go Store, at the date of sale, the carrying amount of the land and improvements approximated $764,000 (including $40,000 deferred lease income receivable) and $733,000 on a book basis and tax basis, respectively.

For the San Antonio (Fredericksburg Blvd.), Texas Stop N Go Store , at the date of sale, the carrying amount of the land and improvements approximated $902,000 (including $49,000 deferred lease income receivable) and $862,000 on a book basis and tax basis, respectively.

GAIN/LOSS ON SALE

For the Arlington (N. Little School Road), Texas Stop N Go Store, the gain recognized on the sale approximated $35,000 and $65,000 on a book basis and tax basis, respectively.

For the San Antonio (Babcock Road), Texas Stop N Go Store, the loss recognized on the sale approximated $130,000 and $90,000 on a book basis and tax basis, respectively.

For the Fontana, California Circle K Store, the gain recognized on the sale approximated $452,000 and $497,000 on a book basis and tax basis, respectively.

For the Placentia, California Circle K Store, the gain recognized on the sale approximated $424,000 and $470,000 on a book basis and tax basis, respectively.

For the Marietta, Georgia Circle K Store, the loss recognized on the sale approximated $9,000 and the gain recognized on the sale approximated $53,000 on a book basis and tax basis, respectively.

For the Fort Worth, Texas Stop N Go Store, the loss recognized on the sale approximated $196,000 and $168,000 on a book basis and tax basis, respectively.

For the Grand Prairie, Texas Stop N Go Store, the gain recognized on the sale approximated $181,000 and $212,000 on a book basis and tax basis, respectively.

For the San Antonio (Fredericksburg Blvd.), Texas Stop N Go Store, the loss recognized on the sale approximated $117,000 and $77,000 on a book basis and tax basis, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements
         Not applicable.

(b)      Pro Forma Financial Information
         Historical financial information and Pro Forma financial information relating to the sales of the eight stores noted above are included in this Form 8-K.

(c)      Exhibits
         Upon their receipt, the Registrant will amend its Form 8-K to include the disposition documents for the abovementioned eight stores.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                METRIC INCOME TRUST SERIES, INC.
                                                a California Corporation


                                                By:    /s/ William A. Finelli
                                                       -------------------------
                                                       William A. Finelli
                                                       Chief Financial Officer


                                                Date:  January 5, 1998
                                                       -------------------------

Basis of Presentation

Note 1.

The Registrant sold eight convenience store properties (the "Properties") on December 23, 1997. Accounts related to the Properties have been eliminated and interest income has been added assuming that the net proceeds from the sale were invested at 5% per annum until distributed as presented by the pro forma adjustments. See Note 3 below.

Note 2.

The  Registrant  sold  Haverty's   Furniture  Store  located  in  Plano,   Texas
("Haverty's") on October 21, 1997 as reported on Form 8-K dated October 21, 1997 filed on November 3, 1997.

The Registrant sold five Stop N Go stores during the first nine months of 1997 as reported on Form 10-Q for the quarterly period ended September 30, 1997. The five stores were located in Clute, Sealy, Dallas, Texas City, and Arlington, Texas and were sold on February 28, March 5, March 12, March 28, and July 24, 1997 respectively.

On September 26 and September 30, 1997, the Registrant sold the remainder of its investments in mortgage backed securities ("MBS") as reported on Form 10-Q for the quarterly period ended September 30, 1997.

Accounts related to Haverty's, the five Stop N Go stores, and MBS have been eliminated and interest income has been added assuming that the net proceeds from the sales were invested at 5% per annum until distributed as presented by the pro forma adjustments. See Note 3 below.

Note 3.

The unaudited consolidated statements present the pro forma balance sheet at September 30, 1997, had the Registrant sold the Properties referred to in Note 1 and Haverty's on September 30, 1997, and the pro forma statements of operations for the year ended December 31, 1996 and for the nine months ended September 30, 1997, had the Registrant sold the Properties referred to in Note 1 and Haverty's, the five Stop N Go stores, and MBS referred to in Note 2 at December 31, 1995 and December 31, 1996 respectively. The unaudited consolidated statements also present the historical figures previously reported in the appropriate Form 10-K and 10-Q reports.

No provision for Federal and state income taxes has been made in the historical or pro forma consolidated financial statements because the Registrant qualifies as a REIT and had distributed amounts in excess of its taxable income for the respective periods.

                        METRIC INCOME TRUST SERIES, INC.
                            a California Corporation

                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                               September 30, 1997

                                                                                    Pro Forma       Pro Forma
                                                                                   Adjustments     Adjustments   Pro Forma
                                                                   Historical       (Note 1)        (Note 2)      (Note 3)
                                                                   ----------       --------        --------      --------
ASSETS

Cash                                                              $  6,681,000   $  7,894,000   $  4,231,000   $ 18,806,000
Accounts and Interest Receivable                                     2,716,000       (375,000)          --        2,341,000


Real Estate Held for Sale                                           19,420,000     (6,854,000)    (3,822,000)     8,744,000
Prepaid and Other Assets                                               149,000       (149,000)          --             --
                                                                  ------------   ------------   ------------   ------------

     Total Assets                                                 $ 28,966,000   $    516,000   $    409,000   $ 29,891,000
                                                                  ============   ============   ============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities

Dividends Payable                                                 $  8,929,000   $       --     $       --     $  8,929,000
Payable to Sponsor and Affiliates                                        8,000           --             --            8,000
Other Accounts Payable and Accrued Liabilities                         182,000           --             --          182,000
                                                                  ------------   ------------   ------------   ------------

     Total Liabilities                                               9,119,000           --             --        9,119,000
                                                                  ------------   ------------   ------------   ------------

Shareholders' Equity

Common Stock - no par value, stated at $0.001, 12,250,000 shares
     authorized and 6,321,641 shares issued and outstanding              6,000           --             --            6,000
Additional Paid-in Capital                                          55,200,000           --             --       55,200,000
Accumulated Dividends in Excess of Net Income                      (35,359,000)       516,000        409,000    (34,434,000)
                                                                  ------------   ------------   ------------   ------------

     Total Shareholders' Equity                                     19,847,000        516,000        409,000     20,772,000
                                                                  ------------   ------------   ------------   ------------

     Total Liabilities and Shareholders' Equity                   $ 28,966,000   $    516,000   $    409,000   $ 29,891,000
                                                                  ============   ============   ============   ============


                        METRIC INCOME TRUST SERIES, INC.
                            a California Corporation

           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                  For the Nine Months Ended September 30, 1997


                                                                    Pro Forma     Pro Forma
                                                                   Adjustments   Adjustments   Pro Forma
                                                     Historical      (Note 1)      (Note 2)     (Note 3)
                                                     ----------    -----------   -----------   ---------
Revenues:


Lease income                                        $ 2,409,000   $  (745,000)  $  (455,000)  $ 1,209,000
Interest on mortgage-backed securities                  401,000          --        (401,000)         --
Interest and other income                               155,000       147,000       235,000       537,000
Gain on sale of mortgage-backed securities - net        226,000          --        (226,000)         --
                                                    -----------   -----------   -----------   -----------

   Total Revenues                                     3,191,000      (598,000)     (847,000)    1,746,000
                                                    -----------   -----------   -----------   -----------
Expenses:


Depreciation                                            128,000          --         (51,257)       76,743
General and administrative                              463,000       (44,000)      (65,000)      354,000
Impairment provision for real estate held for sale    1,647,000          --            --       1,647,000
                                                    -----------   -----------   -----------   -----------

   Total Expenses                                     2,238,000       (44,000)     (116,257)    2,077,743
                                                    -----------   -----------   -----------   -----------

Income before Net Gain on Sale of Properties            953,000      (554,000)     (730,743)     (331,743)

Gain on Sale of Properties - Net                        105,000          --        (105,000)         --
                                                    -----------   -----------   -----------   -----------

Net Income                                          $ 1,058,000   $  (554,000)  $  (835,743)  $  (331,743)
                                                    ===========   ===========   ===========   ===========

Net Income per Share
Income before net gain on sale of properties        $      0.15   $     (0.09)  $     (0.12)  $     (0.06)
Gain on sale of properties - net                           0.02          --           (0.02)         --
                                                    -----------   -----------   -----------   -----------

 Net Income per Share                               $      0.17   $     (0.09)  $     (0.14)  $     (0.06)
                                                    ===========   ===========   ===========   ===========

Dividends per Share                                 $      2.04   $      1.16   $      0.49   $      3.69
                                                    ===========   ===========   ===========   ===========


                        METRIC INCOME TRUST SERIES, INC.
                            a California Corporation

           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      For the Year Ended December 31, 1996

                                                                 Pro Forma    Pro Forma
                                                                Adjustments  Adjustments   Pro Forma
                                                  Historical     (Note 1)      (Note 2)     (Note 3)
                                                  ----------   -----------   -----------   ---------
Revenues:

Lease income                                     $ 4,109,000  $  (993,000)  $  (833,000)  $ 2,283,000
Interest on mortgage-backed securities               611,000         --        (611,000)         --
Interest and other income                            166,000      147,000       263,000       576,000
                                                 -----------  -----------   -----------   -----------

     Total Revenues                                4,886,000     (846,000)   (1,181,000)    2,859,000
                                                 -----------  -----------   -----------   -----------

Expenses (including $467,000 paid or payable to advisor and affiliates in 1996):

Depreciation                                         397,000      (64,000)     (135,514)      197,486
General and administrative                           697,000      (56,000)     (104,000)      537,000
                                                 -----------  -----------   -----------   -----------

     Total Expenses                                1,094,000     (120,000)     (239,514)      734,486
                                                 -----------  -----------   -----------   -----------

Income before Gain on Sale of Property             3,792,000     (726,000)     (941,486)    2,124,514

Gain on Sale of Properties - Net                     760,000         --            --         760,000
                                                 -----------  -----------   -----------   -----------

Net Income                                       $ 4,552,000  $  (726,000)  $  (941,486)  $ 2,884,514
                                                 ===========  ===========   ===========   ===========

Net Income per Share

Income before gain on sale of properties         $      0.60  $     (0.11)  $     (0.15)  $      0.34
Gain on sale of properties - net                        0.12         --            --            0.12
                                                 -----------  -----------   -----------   -----------

     Net Income per Share                        $      0.72  $     (0.11)  $     (0.15)  $      0.46
                                                 ===========  ===========   ===========   ===========

Dividends per Share                              $      2.08  $      1.12   $      1.88   $      5.08
                                                 ===========  ===========   ===========   ===========
